EXHIBIT (j)

Other Material Contracts:  Powers of Attorney

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Annuity and Variable Life Insurance Products

James P. Abel,

whose signature appears below, constitutes and appoints Robert G. Lange and Robert C. Barth, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Carillon Account – SEC File 811-04063
VA I	SEC File No. 002-92146*
VA II SA and VA II	SEC File No. 333-110336*
Advantage VA III	SEC File No. 333-118237*

Carillon Life Account – SEC File 811-09076
Excel Accumulator	SEC File No. 333-116386*
Excel Choice	SEC File No. 033-94858*
Excel Performance VUL	SEC File No. 333-151914*
Excel Executive Edge	SEC File No. 333-36220*

*Effective July 1, 2014, Ameritas Life Insurance Corp. assumes legal ownership of all the assets of the Carillon Account and the Carillon Life Account.  On July 1, 2014, new N-4 and N-6 registration statements for the variable annuity and variable life insurance products registered under the Carillon Account and Carillon Life Account will be filed with the SEC.  New SEC File Numbers will be assigned by the SEC at that time.

This Power of Attorney is effective July 1, 2014, and remains in effect until revoked or revised.

Signed:	/s/ James P. Abel
Director

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Annuity and Variable Life Insurance Products

Robert C. Barth,

whose signature appears below, constitutes and appoints Robert G. Lange and William W. Lester, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Carillon Account – SEC File 811-04063
VA I	SEC File No. 002-92146*
VA II SA and VA II	SEC File No. 333-110336*
Advantage VA III	SEC File No. 333-118237*

Carillon Life Account – SEC File 811-09076
Excel Accumulator	SEC File No. 333-116386*
Excel Choice	SEC File No. 033-94858*
Excel Performance VUL	SEC File No. 333-151914*
Excel Executive Edge	SEC File No. 333-36220*

*Effective July 1, 2014, Ameritas Life Insurance Corp. assumes legal ownership of all the assets of the Carillon Account and the Carillon Life Account.  On July 1, 2014, new N-4 and N-6 registration statements for the variable annuity and variable life insurance products registered under the Carillon Account and Carillon Life Account will be filed with the SEC.  New SEC File Numbers will be assigned by the SEC at that time.

This Power of Attorney is effective July 1, 2014, and remains in effect until revoked or revised.

Signed:	/s/ Robert C. Barth
Senior Vice President &
Chief Financial Officer

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Annuity and Variable Life Insurance Products

J. Sidney Dinsdale,

whose signature appears below, constitutes and appoints Robert G. Lange and Robert C. Barth, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Carillon Account – SEC File 811-04063
VA I	SEC File No. 002-92146*
VA II SA and VA II	SEC File No. 333-110336*
Advantage VA III	SEC File No. 333-118237*

Carillon Life Account – SEC File 811-09076
Excel Accumulator	SEC File No. 333-116386*
Excel Choice	SEC File No. 033-94858*
Excel Performance VUL	SEC File No. 333-151914*
Excel Executive Edge	SEC File No. 333-36220*

*Effective July 1, 2014, Ameritas Life Insurance Corp. assumes legal ownership of all the assets of the Carillon Account and the Carillon Life Account.  On July 1, 2014, new N-4 and N-6 registration statements for the variable annuity and variable life insurance products registered under the Carillon Account and Carillon Life Account will be filed with the SEC.  New SEC File Numbers will be assigned by the SEC at that time.

This Power of Attorney is effective July 1, 2014, and remains in effect until revoked or revised.

Signed:	/s/ J. Sidney Dinsdale
Director

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Annuity and Variable Life Insurance Products

James R. Krieger,

whose signature appears below, constitutes and appoints Robert G. Lange and Robert C. Barth, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Carillon Account – SEC File 811-04063
VA I	SEC File No. 002-92146*
VA II SA and VA II	SEC File No. 333-110336*
Advantage VA III	SEC File No. 333-118237*

Carillon Life Account – SEC File 811-09076
Excel Accumulator	SEC File No. 333-116386*
Excel Choice	SEC File No. 033-94858*
Excel Performance VUL	SEC File No. 333-151914*
Excel Executive Edge	SEC File No. 333-36220*

*Effective July 1, 2014, Ameritas Life Insurance Corp. assumes legal ownership of all the assets of the Carillon Account and the Carillon Life Account.  On July 1, 2014, new N-4 and N-6 registration statements for the variable annuity and variable life insurance products registered under the Carillon Account and Carillon Life Account will be filed with the SEC.  New SEC File Numbers will be assigned by the SEC at that time.

This Power of Attorney is effective July 1, 2014, and remains in effect until revoked or revised.

Signed:	/s/ James R. Krieger
Director

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Annuity and Variable Life Insurance Products

Robert G. Lange,

whose signature appears below, constitutes and appoints Robert C. Barth and William W. Lester, and any such person(s) as Robert C. Barth may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Carillon Account – SEC File 811-04063
VA I	SEC File No. 002-92146*
VA II SA and VA II	SEC File No. 333-110336*
Advantage VA III	SEC File No. 333-118237*

Carillon Life Account – SEC File 811-09076
Excel Accumulator	SEC File No. 333-116386*
Excel Choice	SEC File No. 033-94858*
Excel Performance VUL	SEC File No. 333-151914*
Excel Executive Edge	SEC File No. 333-36220*

*Effective July 1, 2014, Ameritas Life Insurance Corp. assumes legal ownership of all the assets of the Carillon Account and the Carillon Life Account.  On July 1, 2014, new N-4 and N-6 registration statements for the variable annuity and variable life insurance products registered under the Carillon Account and Carillon Life Account will be filed with the SEC.  New SEC File Numbers will be assigned by the SEC at that time.

This Power of Attorney is effective July 1, 2014, and remains in effect until revoked or revised.

Signed:	/s/ Robert G. Lange
Vice President, General Counsel &
Assistant Secretary, Individual

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Annuity and Variable Life Insurance Products

William W. Lester,

whose signature appears below, constitutes and appoints Robert G. Lange and Robert C. Barth, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Carillon Account – SEC File 811-04063
VA I	SEC File No. 002-92146*
VA II SA and VA II	SEC File No. 333-110336*
Advantage VA III	SEC File No. 333-118237*

Carillon Life Account – SEC File 811-09076
Excel Accumulator	SEC File No. 333-116386*
Excel Choice	SEC File No. 033-94858*
Excel Performance VUL	SEC File No. 333-151914*
Excel Executive Edge	SEC File No. 333-36220*

*Effective July 1, 2014, Ameritas Life Insurance Corp. assumes legal ownership of all the assets of the Carillon Account and the Carillon Life Account.  On July 1, 2014, new N-4 and N-6 registration statements for the variable annuity and variable life insurance products registered under the Carillon Account and Carillon Life Account will be filed with the SEC.  New SEC File Numbers will be assigned by the SEC at that time.

This Power of Attorney is effective July 1, 2014, and remains in effect until revoked or revised.

Signed:	/s/ William W. Lester
Executive Vice President &
Corporate Treasurer

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Annuity and Variable Life Insurance Products

JoAnn M. Martin,

whose signature appears below, constitutes and appoints Robert G. Lange and Robert C. Barth, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Carillon Account – SEC File 811-04063
VA I	SEC File No. 002-92146*
VA II SA and VA II	SEC File No. 333-110336*
Advantage VA III	SEC File No. 333-118237*

Carillon Life Account – SEC File 811-09076
Excel Accumulator	SEC File No. 333-116386*
Excel Choice	SEC File No. 033-94858*
Excel Performance VUL	SEC File No. 333-151914*
Excel Executive Edge	SEC File No. 333-36220*

*Effective July 1, 2014, Ameritas Life Insurance Corp. assumes legal ownership of all the assets of the Carillon Account and the Carillon Life Account.  On July 1, 2014, new N-4 and N-6 registration statements for the variable annuity and variable life insurance products registered under the Carillon Account and Carillon Life Account will be filed with the SEC.  New SEC File Numbers will be assigned by the SEC at that time.

This Power of Attorney is effective July 1, 2014, and remains in effect until revoked or revised.

Signed:	/s/ JoAnn M. Martin
Director, Chair,
President & Chief Executive Officer

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Annuity and Variable Life Insurance Products

Tonn M. Ostergard,

whose signature appears below, constitutes and appoints Robert G. Lange and Robert C. Barth, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Carillon Account – SEC File 811-04063
VA I	SEC File No. 002-92146*
VA II SA and VA II	SEC File No. 333-110336*
Advantage VA III	SEC File No. 333-118237*

Carillon Life Account – SEC File 811-09076
Excel Accumulator	SEC File No. 333-116386*
Excel Choice	SEC File No. 033-94858*
Excel Performance VUL	SEC File No. 333-151914*
Excel Executive Edge	SEC File No. 333-36220*

*Effective July 1, 2014, Ameritas Life Insurance Corp. assumes legal ownership of all the assets of the Carillon Account and the Carillon Life Account.  On July 1, 2014, new N-4 and N-6 registration statements for the variable annuity and variable life insurance products registered under the Carillon Account and Carillon Life Account will be filed with the SEC.  New SEC File Numbers will be assigned by the SEC at that time.

This Power of Attorney is effective July 1, 2014, and remains in effect until revoked or revised.

Signed:	/s/ Tonn M. Ostergard
Director

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Annuity and Variable Life Insurance Products

Kim M. Robak,

whose signature appears below, constitutes and appoints Robert G. Lange and Robert C. Barth, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Carillon Account – SEC File 811-04063
VA I	SEC File No. 002-92146*
VA II SA and VA II	SEC File No. 333-110336*
Advantage VA III	SEC File No. 333-118237*

Carillon Life Account – SEC File 811-09076
Excel Accumulator	SEC File No. 333-116386*
Excel Choice	SEC File No. 033-94858*
Excel Performance VUL	SEC File No. 333-151914*
Excel Executive Edge	SEC File No. 333-36220*

*Effective July 1, 2014, Ameritas Life Insurance Corp. assumes legal ownership of all the assets of the Carillon Account and the Carillon Life Account.  On July 1, 2014, new N-4 and N-6 registration statements for the variable annuity and variable life insurance products registered under the Carillon Account and Carillon Life Account will be filed with the SEC.  New SEC File Numbers will be assigned by the SEC at that time.

This Power of Attorney is effective July 1, 2014, and remains in effect until revoked or revised.

Signed:	/s/ Kim M. Robak
Director

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Annuity and Variable Life Insurance Products

Robert-John H. Sands,

whose signature appears below, constitutes and appoints Robert G. Lange and Robert C. Barth, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Carillon Account – SEC File 811-04063
VA I	SEC File No. 002-92146*
VA II SA and VA II	SEC File No. 333-110336*
Advantage VA III	SEC File No. 333-118237*

Carillon Life Account – SEC File 811-09076
Excel Accumulator	SEC File No. 333-116386*
Excel Choice	SEC File No. 033-94858*
Excel Performance VUL	SEC File No. 333-151914*
Excel Executive Edge	SEC File No. 333-36220*

*Effective July 1, 2014, Ameritas Life Insurance Corp. assumes legal ownership of all the assets of the Carillon Account and the Carillon Life Account.  On July 1, 2014, new N-4 and N-6 registration statements for the variable annuity and variable life insurance products registered under the Carillon Account and Carillon Life Account will be filed with the SEC.  New SEC File Numbers will be assigned by the SEC at that time.

This Power of Attorney is effective July 1, 2014, and remains in effect until revoked or revised.

Signed:	/s/ Robert-John H. Sands
Senior Vice President &
Corporate Secretary

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Annuity and Variable Life Insurance Products

Paul C. Schorr, IV,

whose signature appears below, constitutes and appoints Robert G. Lange and Robert C. Barth, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Carillon Account – SEC File 811-04063
VA I	SEC File No. 002-92146*
VA II SA and VA II	SEC File No. 333-110336*
Advantage VA III	SEC File No. 333-118237*

Carillon Life Account – SEC File 811-09076
Excel Accumulator	SEC File No. 333-116386*
Excel Choice	SEC File No. 033-94858*
Excel Performance VUL	SEC File No. 333-151914*
Excel Executive Edge	SEC File No. 333-36220*

*Effective July 1, 2014, Ameritas Life Insurance Corp. assumes legal ownership of all the assets of the Carillon Account and the Carillon Life Account.  On July 1, 2014, new N-4 and N-6 registration statements for the variable annuity and variable life insurance products registered under the Carillon Account and Carillon Life Account will be filed with the SEC.  New SEC File Numbers will be assigned by the SEC at that time.

This Power of Attorney is effective July 1, 2014, and remains in effect until revoked or revised.

Signed:	/s/ Paul C. Schorr, IV
Director

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Annuity and Variable Life Insurance Products

Timmy L. Stonehocker,

whose signature appears below, constitutes and appoints Robert G. Lange and Robert C. Barth, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Carillon Account – SEC File 811-04063
VA I	SEC File No. 002-92146*
VA II SA and VA II	SEC File No. 333-110336*
Advantage VA III	SEC File No. 333-118237*

Carillon Life Account – SEC File 811-09076
Excel Accumulator	SEC File No. 333-116386*
Excel Choice	SEC File No. 033-94858*
Excel Performance VUL	SEC File No. 333-151914*
Excel Executive Edge	SEC File No. 333-36220*

*Effective July 1, 2014, Ameritas Life Insurance Corp. assumes legal ownership of all the assets of the Carillon Account and the Carillon Life Account.  On July 1, 2014, new N-4 and N-6 registration statements for the variable annuity and variable life insurance products registered under the Carillon Account and Carillon Life Account will be filed with the SEC.  New SEC File Numbers will be assigned by the SEC at that time.

This Power of Attorney is effective July 1, 2014, and remains in effect until revoked or revised.

Signed:	/s/ Timmy L. Stonehocker
Executive Vice President

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Annuity and Variable Life Insurance Products

Steven J. Valerius,

whose signature appears below, constitutes and appoints Robert G. Lange and Robert C. Barth, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Carillon Account – SEC File 811-04063
VA I	SEC File No. 002-92146*
VA II SA and VA II	SEC File No. 333-110336*
Advantage VA III	SEC File No. 333-118237*

Carillon Life Account – SEC File 811-09076
Excel Accumulator	SEC File No. 333-116386*
Excel Choice	SEC File No. 033-94858*
Excel Performance VUL	SEC File No. 333-151914*
Excel Executive Edge	SEC File No. 333-36220*

*Effective July 1, 2014, Ameritas Life Insurance Corp. assumes legal ownership of all the assets of the Carillon Account and the Carillon Life Account.  On July 1, 2014, new N-4 and N-6 registration statements for the variable annuity and variable life insurance products registered under the Carillon Account and Carillon Life Account will be filed with the SEC.  New SEC File Numbers will be assigned by the SEC at that time.

This Power of Attorney is effective July 1, 2014, and remains in effect until revoked or revised.

Signed:	/s/ Steven J. Valerius
President, Individual Division